Exhibit 99.5

AMERICAN REALTY CAPITAL TRUST,INC. 405 PARK AVE, 14TH FLOOR NEW YORK, NY 10022 Investor Address Line 1 1 Investor Address Line 2 Investor Address Line 3 1 1 OF Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET 2 ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K CONTROL # 000000000000 SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 PAGE 1 OF 2 x TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. 0000000000 0 2 The Board of Directors recommends you vote “FOR” proposals 1, 2 and 3. For Against Abstain 1. To approve the merger of the Company with and into Tau Acquisition LLC (“Merger Sub”) pursuant to the merger agreement, dated 0 0 0 September 6, 2012, among Realty Income Corporation, Merger Sub and the Company and the other transactions contemplated by the merger agreement. 2. To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named 0 0 0 executive officers in connection with the merger. 3. To adjourn the special meeting, if necessary and appropriate, to another time and place, to solicit additional proxies in 0 0 0 favor of Proposal 1. 0000151873_1 R1.0.0.11699 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. JOB # Signature [PLEASE SIGN WITHIN BOX] Date Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 SHARES CUSIP # SEQUENCE # Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com . AMERICAN REALTY CAPITAL TRUST, INC. Special Meeting of Stockholders [ ] This proxy is solicited by the Board of Directors The undersigning proxies with power of substitution hereby appoints Susan E. Manning and for the undersigned to attend Brian D. Jones, and each of them, the Special Meeting of Stockholders of American Realty to act as attorneys-in-fact and Capital Trust, Inc. any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled (the “Company”) to be held at [ ,] at [ ] (local time) on [ ], and by the undersigned if personally present at the Special Meeting. to cast at the Special Meeting and otherwise to represent the undersigned at the The undersigned acknowledges receipt from the Company Special Meeting with all powers possessed prior to the execution of the proxy a Notice of are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting. Special Meeting of Stockholders and a Proxy Statement, the terms of which THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED HEREIN. EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IF THIS PROXY IS “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3. discretion of the proxy holder on any other matter, including a motion to adjourn or postpone the Special Meeting to The votes entitled to be cast by the undersigned will be cast in the another time and/or place for the purpose of soliciting additional proxies that may properly come before the Special R1.0.0.11699 Meeting or any adjournment or postponement thereof. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting. 0000152327 _2 Continued and to be signed on reverse side